EXHIBIT 99.1

CONTACT:	Gary S. Maier
Maier & Company, Inc.
(310) 471-1288

MOTORCAR PARTS OF AMERICA REPORTS FISCAL 2013
FOURTH QUARTER AND YEAR-END RESULTS

—Rotating Electrical Sales Up 18.2 Percent for Year—

LOS ANGELES, CA – June 17, 2013 – Motorcar Parts of America, Inc.

(Nasdaq: MPAA) today reported results for its fiscal 2013 fourth quarter and year ended March 31, 2013 – reflecting record sales for its rotating electrical business offset by the establishment of specific charge-off accruals related to its former undercar business segment.

Rotating electrical net sales for the fiscal 2013 fourth quarter increased 11.8 percent to $58.0 million from $51.9 million for the same period last year.  Gross profit for the rotating electrical segment for the fourth quarter was $18.1 million compared with $16.8 million a year earlier.  Gross profit as a percentage of sales for the rotating electrical segment was 31.2 percent compared with 32.5 percent last year.  Excluding certain undercar-related costs and non-cash expenses noted in the Reconciliation of Non-GAAP Financial Measures tables below, adjusted EBITDA for the company’s rotating electrical segment was $10.5 million compared with $10.3 million for the same period a year earlier, and adjusted net income was $3.6 million, or $0.26 per diluted share, compared with $3.7 million, or $0.30 per diluted share, for the same period a year earlier.

The company reported a consolidated net loss for the fiscal 2013 fourth quarter of $73.7 million, or $5.09 per share, compared with a net loss of $12.9 million, or $1.03 per share, a year earlier.  Consolidated results include specific charge-off accruals related to the company’s investment in its former undercar business segment, and the required impairment of all intangible assets on Fenco’s balance sheet as a result of its pending liquidation.  On a non-GAAP adjusted basis, consolidated net loss was $2.1 million, or $0.14 per share compared with a net loss of $4.0 million, or $0.32 per share, a year ago.

Rotating electrical net sales for fiscal 2013 increased 18.2 percent to $213.2 million from $180.4 million for the prior fiscal year.  Gross profit for the rotating electrical segment for fiscal 2013 was $69.3 million compared with $57.3 million a year earlier.  Gross profit as a percentage of sales for the rotating electrical segment was 32.5 percent compared with 31.8 percent last year.  Excluding certain undercar-related costs and non-cash expenses noted in the Reconciliation of Non-GAAP Financial Measures tables below, adjusted EBITDA for the company’s rotating electrical segment was $41.2 million compared with $32.1 million for the prior fiscal year, and adjusted net income was $13.8 million, or $0.98 per diluted share, reflecting higher interest expense, compared with $13.0 million, or $1.04 per diluted share, for fiscal 2012.

(more)

Motorcar Parts of America, Inc.
2-2-2

The company reported a consolidated net loss for fiscal 2013 of $91.5 million, or $6.39 per share, compared with a net loss of $48.5 million, or $3.90 per share, a year ago. Consolidated results include specific charge-off accruals related to the company’s investment in its former undercar business segment, and the required impairment of all intangible assets on Fenco’s balance sheet as a result of its pending liquidation.  On a non-GAAP adjusted basis, consolidated net loss was $12.2 million, or $0.85 per share compared with a net loss of $10.4 million, or $0.84 per share for the same period a year earlier.

“While we had made significant progress in our turnaround efforts for Fenco, it became clear that the cost savings and operational efficiencies that we achieved were not sufficient to continue our investment under the existing economic model.  However, our rotating electrical business is the cornerstone of our company and it is performing well. We expect continued growth, supported by strong liquidity with a cash position of $19.0 million and approximately $18.0 million available under the company’s revolving credit facility at fiscal year end.  Our management team is resilient, our customers are supportive and we look forward to the opportunities ahead,” said Selwyn Joffe, chairman, president and chief executive officer of Motorcar Parts of America.

Joffe noted that the company expects to realize tax benefits of approximately $30 million as a result of the losses incurred through Fenco, which should further enhance Motorcar Parts of America’s liquidity.

He added that during the fourth quarter the company repurchased an aggregate 135, 327 shares and vested options at a weighted average price of $4.84, or a total of $654,675.

Use of Non-GAAP Measures

We define adjusted net loss as net loss adjusted for matters affecting net sales for our undercar product line, financing, consulting and other fees, share-based compensation expense, undercar product lines not supported, and other matters.  We define Adjusted EBITDA as adjusted net income (loss), plus interest expense, income tax expense and depreciation and amortization.  We calculate those measures for the entire company as well as the rotating electrical segment.  Adjusted net loss does not reflect many items that affect the company’s net loss, including many items related to Fenco.  Adjusted EBITDA does not reflect the impact of a number of items that affect the company’s net income, including financing, transition and acquisition-related costs.  Adjusted EBITDA and adjusted net loss are not measures of financial performance under GAAP, and should not be considered as alternatives to net income or income from operations as a measure of liquidity.  Adjusted EBITDA and adjusted net loss have significant limitations as analytical tools, and should not be considered in isolation, or as a substitute for analysis of the company’s results as reported under GAAP.  For a reconciliation of net income (loss) to Adjusted EBITDA and adjusted net loss, for the company and the rotating electrical segment, see the financial tables included in the press release.

(more)

Motorcar Parts of America, Inc.
3-3-3

Teleconference and Web Cast

Selwyn Joffe, chairman, president and chief executive officer, and David Lee, chief financial officer, will host an investor conference call the same day at 10:00 a.m. Pacific time to discuss the company’s financial results and operations.

The call will be open to all interested investors either through a live audio Web broadcast at www.motorcarparts.com or live by calling (877)-776-4016 (domestic) or (973)-638-3231 (international).  For those who are not available to listen to the live broadcast, the call will be archived for seven days on Motorcar Parts of America’s website www.motorcarparts.com.  A telephone playback of the conference call will also be available from approximately 1:00 p.m. Pacific time on Monday, June 17, 2013 through 8:59 p.m. Pacific time on Monday, June 24, 2013 by calling (855)-859-2056 (domestic) or (404)-537-3406 (international) and using access code: 93948671.

About Motorcar Parts of America

Motorcar Parts of America, Inc. is a remanufacturer of alternators and starters utilized in imported and domestic passenger vehicles, light trucks and heavy duty applications.  Motorcar Parts of America’s products are sold to automotive retail outlets and the professional repair market throughout the United States and Canada, with remanufacturing facilities located in California, Mexico and Malaysia, and administrative offices located in California, Tennessee, Mexico, Singapore and Malaysia.  Additional information is available at www.motorcarparts.com.

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for certain forward-looking statements. The statements contained in this press release that are not historical facts are forward-looking statements based on the company’s current expectations and beliefs concerning future developments and their potential effects on the company. These forward-looking statements involve significant risks and uncertainties (some of which are beyond the control of the company) and are subject to change based upon various factors.  Reference is also made to the Risk Factors set forth in the company’s Form 10-K Annual Report filed with the Securities and Exchange Commission (SEC) in September 2012 and in its Forms 10-Q filed with the SEC for additional risks and uncertainties facing the company. The company undertakes no obligation to publicly update or revise any forward-looking statements, whether as the result of new information, future events or otherwise.

#      #      #

(Financial tables follow)

MOTORCAR PARTS OF AMERICA, INC. AND SUBSIDIARIES
Consolidated Statements of Operations

	Three Months Ended		Twelve Months Ended
	March 31,		March 31,
	2013	2012	2013	2012
	(Unaudited)

Net sales	$89,336,000	$101,464,000	$406,266,000	$363,687,000
Cost of goods sold	86,486,000	94,188,000	350,538,000	335,980,000
Gross profit	2,850,000	7,276,000	55,728,000	27,707,000
Operating expenses:
General and administrative	8,990,000	9,108,000	44,526,000	38,881,000
Sales and marketing	2,583,000	3,785,000	12,713,000	12,804,000
Research and development	924,000	495,000	2,628,000	1,765,000
Impairment of goodwill and intangible assets	84,686,000	-	84,686,000	-
Impairment of plant and equipment	-	-	-	1,031,000
Acquisition costs	-	-	-	713,000
Total operating expenses	97,183,000	13,388,000	144,553,000	55,194,000
Operating (loss) income	(94,333,000)	(6,112,000)	(88,825,000)	(27,487,000)
Other expense:
Interest expense, net	7,271,000	5,690,000	24,406,000	14,255,000
(Loss) income before income tax expense	(101,604,000)	(11,802,000)	(113,231,000)	(41,742,000)
Income tax expense	(27,953,000)	1,141,000	(21,720,000)	6,772,000

Net (loss) income	$(73,651,000)	$(12,943,000)	$(91,511,000)	$(48,514,000)

Basic net (loss) income per share	$(5.09)	$(1.03)	$(6.39)	$(3.90)

Diluted net (loss) income per share	$(5.09)	$(1.03)	$(6.39)	$(3.90)

Weighted average number of shares outstanding:
Basic	14,462,457	12,519,421	14,327,310	12,442,684

Diluted	14,462,457	12,519,421	14,327,310	12,442,684

MOTORCAR PARTS OF AMERICA, INC. AND SUBSIDIARIES
Consolidated Balance Sheets
March 31,

	2013	2012
ASSETS
Current assets:
Cash	$19,434,000	$32,617,000
Short-term investments	411,000	342,000
Accounts receivable — net	14,311,000	20,036,000
Inventory— net	61,090,000	95,071,000
Inventory unreturned	12,150,000	9,819,000
Deferred income taxes	34,885,000	3,793,000
Prepaid expenses and other current assets	10,350,000	6,553,000
Total current assets	152,631,000	168,231,000
Plant and equipment — net	14,083,000	12,738,000
Long-term core inventory — net	158,476,000	194,406,000
Long-term core inventory deposits	27,610,000	26,939,000
Long-term deferred income taxes	2,546,000	1,857,000
Goodwill	-	68,356,000
Intangible assets — net	3,983,000	22,484,000
Other assets	7,745,000	6,887,000
TOTAL ASSETS	$367,074,000	$501,898,000
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable	$113,753,000	$126,100,000
Accrued liabilities	14,856,000	19,379,000
Customer finished goods returns accrual	24,978,000	21,695,000
Other current liabilities	3,009,000	2,745,000
Current portion of term loan	3,900,000	500,000
Revolving loan - in default	49,277,000	-
Term loan - in default	10,000,000	-
Total current liabilities	219,773,000	170,419,000
Term loan, less current portion	80,110,000	84,500,000
Revolving loan	-	48,884,000
Deferred core revenue	12,014,000	9,775,000
Customer core returns accrual	50,414,000	113,702,000
Other liabilities	8,277,000	999,000
Total liabilities	370,588,000	428,279,000
Commitments and contingencies
Shareholders' equity:
Preferred stock; par value $.01 per share, 5,000,000 shares authorized; none issued Series A junior participating preferred stock; par value $.01 per share,20,000 shares authorized; none issued	-	-
Common stock; par value $.01 per share, 20,000,000 shares authorized;14,460,979 and 12,533,821 shares issued; 14,460,979 and 12,519,421 outstanding at March 31, 2013 and 2012, respectively	145,000	125,000
Treasury stock, at cost, none at March 31, 2013 and 14,400 shares of common stock at March 31, 2012	-	(89,000)
Additional paid-in capital	114,737,000	98,627,000
Additional paid-in capital-warrant	-	1,879,000
Accumulated other comprehensive loss	(846,000)	(884,000)
Accumulated deficit	(117,550,000)	(26,039,000)
Total shareholders' (deficit) equity	(3,514,000)	73,619,000
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$367,074,000	$501,898,000

MOTORCAR PARTS OF AMERICA, INC.
Consolidating Statement of Operations
Year Ended March 31, 2013

	MPA (1)	Fenco (2)	Eliminations	Consolidated

Net sales	$213,151,000	$193,115,000	$-	$406,266,000
Cost of goods sold	143,810,000	206,728,000	-	350,538,000
Gross profit (loss)	69,341,000	(13,613,000)	-	55,728,000
Operating expenses:
General and administrative	107,602,000	18,719,000	(81,795,000)	44,526,000
Sales and marketing	7,290,000	5,423,000	-	12,713,000
Research and development	1,930,000	698,000	-	2,628,000
Impairment of goodwill and intangible assets	-	84,686,000	-	84,686,000
Total operating expenses	116,822,000	109,526,000	(81,795,000)	144,553,000
Operating loss	(47,481,000)	(123,139,000)	81,795,000	(88,825,000)
Other expense:
Interest expense, net	12,324,000	12,082,000	-	24,406,000
Loss before income tax (benefit) expense	(59,805,000)	(135,221,000)	81,795,000	(113,231,000)
Income tax (benefit) expense	(21,759,000)	39,000	-	(21,720,000)

Net loss	$(38,046,000)	$(135,260,000)	$81,795,000	$(91,511,000)

(1) MPA includes Motorcar Parts of America, Inc., MVR Products Pte Limited, Unijoh Sdn. Bhd., Motorcar Parts de Mexico, S.A. de C.V., Central Auto Parts Co. Ltd., and Motorcar Parts of Canada, Inc.

(2) Fenco includes Fenwick Automotive Products Limited, Introcan, Inc., and Fapco S.A. de C.V.

MOTORCAR PARTS OF AMERICA, INC.
Consolidating Balance Sheets
March 31, 2013

	MPA (1)	Fenco (2)	Eliminations	Consolidated
ASSETS
Current assets:
Cash	$19,346,000	$88,000	$-	$19,434,000
Short-term investments	411,000	-	-	411,000
Accounts receivable — net	3,884,000	12,550,000	(2,123,000)	14,311,000
Inventory— net	33,139,000	29,252,000	(1,301,000)	61,090,000
Inventory unreturned	6,981,000	5,169,000	-	12,150,000
Deferred income taxes	30,075,000	4,810,000	-	34,885,000
Prepaid expenses and other current assets	8,195,000	2,155,000	-	10,350,000
Total current assets	102,031,000	54,024,000	(3,424,000)	152,631,000
Plant and equipment — net	10,036,000	4,047,000	-	14,083,000
Investment in Fenco	4,946,000	-	(4,946,000)	-
Long-term core inventory — net	118,211,000	40,265,000	-	158,476,000
Long-term core inventory deposits	27,610,000	-	-	27,610,000
Long-term deferred income taxes	2,546,000	-	-	2,546,000
Intangible assets — net	3,983,000	-	-	3,983,000
Other assets	7,723,000	22,000	-	7,745,000
TOTAL ASSETS	$277,086,000	$98,358,000	$(8,370,000)	$367,074,000
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable	$40,009,000	$106,332,000	$(32,588,000)	$113,753,000
Accrued liabilities	9,326,000	5,530,000	-	14,856,000
Customer finished goods returns accrual	14,289,000	10,689,000	-	24,978,000
Other current liabilities	1,192,000	1,817,000	-	3,009,000
Current portion of term loan	3,900,000	-	-	3,900,000
Revolving loan - in default		49,277,000	-	49,277,000
Term loan - in default	-	10,000,000	-	10,000,000
Total current liabilities	68,716,000	183,645,000	(32,588,000)	219,773,000
Term loan, less current portion	80,110,000	-	-	80,110,000
Deferred core revenue	12,014,000	-	-	12,014,000
Debenture loan to MPA	-	52,631,000	(52,631,000)	-
Customer core returns accrual	-	50,414,000	-	50,414,000
Other liabilities	3,481,000	4,796,000		8,277,000
Total liabilities	164,321,000	291,486,000	(85,219,000)	370,588,000
Commitments and contingencies
Shareholders' equity:
Preferred stock; par value $.01 per share, 5,000,000 shares authorized; none issued Series A junior participating preferred stock; par value $.01 per share,20,000 shares authorized; none issued	-	-	-	-
Common stock; par value $.01 per share, 20,000,000 shares authorized;14,460,979 and 12,533,821 shares issued; 14,460,979 and 12,519,421 outstanding at March 31, 2013 and 2012, respectively	145,000	-	-	145,000
Treasury stock, at cost, none at March 31, 2013 and 14,400 shares of common stock at March 31, 2012	-	-	-	-
Additional paid-in capital	114,737,000	4,946,000	(4,946,000)	114,737,000
Accumulated other comprehensive loss	(846,000)	-	-	(846,000)
Accumulated deficit	(1,271,000)	(198,074,000)	81,795,000	(117,550,000)
Total shareholders' equity (deficit)	112,765,000	(193,128,000)	76,849,000	(3,514,000)
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$277,086,000	$98,358,000	$(8,370,000)	$367,074,000

(1) MPA includes Motorcar Parts of America, Inc., MVR Products Pte Limited, Unijoh Sdn. Bhd., Motorcar Parts de Mexico, S.A. de C.V., Central Auto Parts Co. Ltd., and Motorcar Parts of Canada, Inc.

(2) Fenco includes Fenwick Automotive Products Limited, Introcan, Inc., and Fapco S.A. de C.V.

Reconciliation of Non-GAAP Financial Measures

To supplement the consolidated financial statements presented in accordance with U.S. generally accepted accounting principles ("GAAP"), the Company has included the following non-GAAP adjusted financial measures in this press release and in the webcast to discuss the Company's financial results for the fiscal year 2013 and fiscal 2012 fourth quarter and twelve-month period. Each of these non-GAAP adjusted financial measures is adjusted from results based on GAAP to exclude certain expenses and gains.  Among other things, the Company uses such non-GAAP adjusted financial measures in addition to and in conjunction with corresponding GAAP measures to help analyze the performance of its business.

These non-GAAP adjusted financial measures reflect an additional way of viewing aspects of the Company's operations that, when viewed with the GAAP results and the reconciliations to corresponding GAAP financial measures, provide a more complete understanding of the Company's results of operations and the factors and trends affecting the Company's business. However, these non-GAAP adjusted financial measures should be considered as a supplement to, and not as a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP.

Beginning with the first quarter of fiscal year 2012, the Company has begun providing segment information.  The two segments are defined as rotating electrical and acquired Fenco products, also referred to as the undercar segment. Income statement information relating to the Company’s reportable segments for the three months and twelve months ended March 31, 2013 is as follows:

Reconciliation of Non-GAAP Financial Measures	Exhibit 1

	Three months ended March 31, 2013 (Unaudited)

							Adjusted
	Rotating	Undercar		As Reported	Adjustment		Consolidated
Income statement	Electrical	Product Line	Eliminations	Consolidated	(Non-GAAP)	(1)	(Non-GAAP)

Net sales	$58,042,000	$31,294,000	$-	$89,336,000	$(5,095,000	) (2)	$84,241,000
Cost of goods sold	39,942,000	46,544,000	-	86,486,000	(15,518,000	) (3)	70,968,000
Gross profit (loss)	18,100,000	(15,250,000)	-	2,850,000	10,423,000		13,273,000
Gross margin	31.2%	-48.7%		3.2%			15.8%
Operating expenses:
General and administrative	88,448,000	2,337,000	(81,795,000)	8,990,000	(802,000	) (4)	8,188,000
Sales and marketing	1,811,000	772,000	-	2,583,000	-		2,583,000
Research and development	588,000	336,000	-	924,000	(75,000	) (5)	849,000
Impairment of goodwill and intangible assets	-	84,686,000	-	84,686,000	(84,686,000)		-
Total operating expenses	90,847,000	88,131,000	(81,795,000)	97,183,000	(85,563,000)		11,620,000
Operating income (loss)	(72,747,000)	(103,381,000)	81,795,000	(94,333,000)	95,986,000		1,653,000
Interest expense, net	3,951,000	3,320,000	-	7,271,000	(1,683,000	) (6)	5,588,000	(B)
Income (loss) before income tax expense (benefit)	(76,698,000)	(106,701,000)	81,795,000	(101,604,000)	97,669,000		(3,935,000)
Income tax expense (benefit)	(27,996,000)	43,000	-	(27,953,000)	30,320,000	(7)	2,367,000	(B)
Net income (loss)	$(48,702,000)	$(106,744,000)	$81,795,000	$(73,651,000)	$67,349,000		$(6,302,000	) (A)
Undercar product lines not supported					4,230,000	(8)	4,230,000
Net income (loss) - Adjusted					$71,579,000		$(2,072,000)

Diluted net income (loss) per share				$(5.09)	$4.66		$(0.44)
Undercar product lines not supported					$0.29	(8)	$0.29
Diluted net income (loss) per share - Adjusted					$4.95		$(0.14)
Weighted average number of shares outstanding:
Diluted				14,462,457	14,462,457		14,462,457
Depreciation and amortization							1,294,000	(B)
Adjusted EBITDA - Sum of (A) and (B)							$2,947,000
Undercar product lines not supported							4,230,000
Adjusted EBITDA total							$7,177,000

(1) See following Exhibits for detailed segment analysis of results of operations.

	Rotating	Undercar
	Electrical	Product Line	Total
(2) Contractual customer penalties/unique customer allowances	-	436,000	436,000
Stock adjustment - sales/warranty adjustment	-	(5,531,000)	(5,531,000)
Total	-	(5,095,000)	(5,095,000)

(3) Unusual inventory purchases and freight expenses	-	38,000	38,000
Stock adjustment - cost of goods sold	-	2,831,000	2,831,000
Inventory obsolescence/write-down/inefficiency	-	12,649,000	12,649,000
Total	-	15,518,000	15,518,000

(4) Financing, severance, professional and other fees	1,402,000	185,000	1,587,000
Share-based compensation expense	93,000	-	93,000
Mark-to-market (gain)/loss	(878,000)	-	(878,000)
Total	617,000	185,000	802,000

(5) Consulting fees	75,000	-	75,000
(6) Intersegment interest income for the rotating electrical segment and intersegment interest expense for the Undercar product line segment is $1,513,000, so eliminates in consolidation. Reflects $1,683,000 adjustment for one-time bank interest charges related to Fenco.
(7) Tax effected for Rotating Electrical at 39% tax rate and Undercar product line at 0% tax rate after further adjusting for intercompany interest income and expense.
(8) Certain Undercar product lines not supported resulted in a loss for the period from January 1, 2013 to March 31, 2013 of $4,230,000 - ($0.29) per share.

Reconciliation of Non-GAAP Financial Measures	Exhibit 2

	Twelve months ended March 31, 2013 (Unaudited)

							Adjusted
	Rotating	Undercar		As Reported	Adjustment		Consolidated
Income statement	Electrical	Product Line	Eliminations	Consolidated	(Non-GAAP)	(1)	(Non-GAAP)

Net sales	$213,151,000	$193,115,000	$-	$406,266,000	$(43,806,000)	(2)	$362,460,000
Cost of goods sold	143,810,000	206,728,000	-	350,538,000	(48,536,000)	(3)	302,002,000
Gross profit (loss)	69,341,000	(13,613,000)	-	55,728,000	4,730,000		60,458,000
Gross margin.	32.5%	-7.0%		13.7%			16.7%
Operating expenses:
General and administrative	107,602,000	18,719,000	(81,795,000)	44,526,000	(10,828,000)	(4)	33,698,000
Sales and marketing	7,290,000	5,423,000	-	12,713,000	(747,000)	(5)	11,966,000
Research and development	1,930,000	698,000	-	2,628,000	(75,000)	(6)	2,553,000
Impairment of goodwill and intangible assets	-	84,686,000	-	84,686,000	(84,686,000)		-
Total operating expenses	116,822,000	109,526,000	(81,795,000)	144,553,000	(96,336,000)		48,217,000
Operating income (loss)	(47,481,000)	(123,139,000)	81,795,000	(88,825,000)	101,066,000		12,241,000
Interest expense, net	12,324,000	12,082,000	-	24,406,000	(1,683,000)	(7)	22,723,000	(B)
Income (loss) before income tax expense (benefit)	(59,805,000)	(135,221,000)	81,795,000	(113,231,000)	102,749,000		(10,482,000
Income tax expense (benefit)	(21,759,000)	39,000	-	(21,720,000)	30,552,000	(8)	8,832,000	(B)
Net income (loss)	$(38,046,000)	$(135,260,000)	$81,795,000	$(91,511,000)	$72,197,000		$(19,314,000	(A)
Undercar product lines not supported					7,115,000	(9)	7,115,000
Net income (loss) - Adjusted					$79,312,000		$(12,199,000

Diluted net income (loss) per share				$(6.39)	$5.04		$(1.35
Undercar product lines not supported					$0.50	(9)	$0.50
Diluted net income (loss) per share - Adjusted					$5.54		$(0.85
Weighted average number of shares outstanding:
Diluted				14,327,310	14,327,310		14,327,310
Depreciation and amortization							5,285,000	(B)
Adjusted EBITDA - Sum of (A) and (B)							$17,526,000
Undercar product lines not supported							7,115,000
Adjusted EBITDA total							$24,641,000

(1) See following Exhibits for detailed segment analysis of results of operations.

	Rotating	Undercar
	Electrical	Product Line	Total
(2) Contractual customer penalties/unique customer allowances	-	4,587,000	4,587,000
Stock adjustment - sales/warranty adjustment	-	2,390,000	2,390,000
Core revenue - discontinued customer	-	(50,783,000)	(50,783,000)
Total	-	(43,806,000)	(43,806,000)

(3) Third-party warehouse exit termination fees	-	1,402,000	1,402,000
Severance	-	1,272,000	1,272,000
Unusual inventory purchases and freight expenses	-	512,000	512,000
Stock adjustment - cost of goods sold	-	(2,285,000)	(2,285,000)
Inventory obsolescence/write-down/inefficiency	-	15,986,000	15,986,000
Core cost of revenue - discontinued customer	-	31,649,000	31,649,000
Total	-	48,536,000	48,536,000

(4) Financing, severance, professional and other fees	3,384,000	6,824,000	10,208,000
Share-based compensation expense	1,010,000	24,000	1,034,000
Mark-to-market (gain)/loss	(414,000)	-	(414,000)
Total	3,980,000	6,848,000	10,828,000

(5) Severance and professional fees	-	747,000	747,000

(6) Consulting fees	75,000	-	75,000
(7)   Intersegment interest income for the rotating electrical segment and intersegment interest expense for the Undercar product line segment is $5,182,000, so eliminates in consolidation. Reflects $1,683,000 adjustment for one-time bank interest charges related to Fenco.
(8)   Tax effected for Rotating Electrical at 39% tax rate and Undercar product line at 0% tax rate after further adjusting for intercompany interest income and expense.
(9)   Certain Undercar product lines not supported resulted in a loss for the period from April 1, 2012 to March 31, 2013 of $7,115,000 - ($0.50) per share.

Reconciliation of Non-GAAP Financial Measures	Exhibit 3

	Three months ended March 31, 2013 (Unaudited)
				Adjusted
	As Reported			Undercar
	Undercar	Adjustment		Product Line
Income statement	Product Line	(Non-GAAP)		(Non-GAAP)

Net sales	$31,294,000	$(5,095,000)	(2)	$26,199,000
Cost of goods sold	46,544,000	(15,518,000)	(3)	31,026,000
Gross profit (loss)	(15,250,000)	10,423,000		(4,827,000)
Gross margin	-48.7%			-18.4	%(1)
Operating expenses:
General and administrative	2,337,000	(185,000)	(4)	2,152,000
Sales and marketing	772,000	-		772,000
Research and development	336,000			336,000
Impairment of goodwill and intangible assets	84,686,000	(84,686,000)		-
Total operating expenses	88,131,000	(84,871,000)		3,260,000
Operating income (loss)	(103,381,000)	95,294,000		(8,087,000)
Interest expense, net	3,320,000	(1,513,000)	(5)	1,807,000	(B)
Income (loss) before income tax expense (benefit)	(106,701,000)	96,807,000		(9,894,000)
Income tax expense (benefit)	43,000	-	(6)	43,000	(B)
Net income (loss)	$(106,744,000)	$96,807,000		$(9,937,000	) (A)
Undercar product lines not supported				4,230,000	(7)
Net income (loss) - Adjusted				$(5,707,000)

Diluted net income (loss) per share				$(0.69)
Undercar product lines not supported				$0.29	(7)
Diluted net income (loss) per share - Adjusted				$(0.39)
Weighted average number of shares outstanding:
Diluted				14,462,457
Depreciation and amortization				582,000	(B)
Adjusted EBITDA - Sum of (A) and (B)				$(7,505,000)
Undercar product lines not supported				4,230,000
Adjusted EBITDA total				$(3,275,000)

(1)   Adjusted further for the impact on gross margins from the loss from Undercar product lines not supported of 16.1%, total gross margin would have been negative (2.3%) for the Undercar product line segment.

(2) Contractual customer penalties/unique customer allowances	436,000
Stock adjustment - sales/warranty adjustment	(5,531,000)
Total	(5,095,000)

(3) Unusual inventory purchases and freight expenses	38,000
Stock adjustment - cost of goods sold	2,831,000
Inventory obsolescence/write-down/inefficiency	12,649,000
Total	15,518,000

(4) Financing, severance, professional and other fees	185,000
(5)   Intersegment interest expense for the Undercar product line segment is $1,513,000.
(6)   Tax effected for Undercar product line at 0% tax rate.
(7)   Certain Undercar product lines not supported resulted in a loss for the period from January 1, 2013 to March 31, 2013 of $4,230,000 - ($0.29) per share.

Reconciliation of Non-GAAP Financial Measures	Exhibit 4

	Twelve months ended March 31, 2013 (Unaudited)
				Adjusted
	As Reported			Undercar
	Undercar	Adjustment		Product Line
Income statement	Product Line	(Non-GAAP)		(Non-GAAP)

Net sales	$193,115,000	$(43,806,000)	(2)	$149,309,000
Cost of goods sold	206,728,000	(48,536,000)	(3)	158,192,000
Gross profit (loss)	(13,613,000)	4,730,000		(8,883,000)
Gross margin	-7.0%			-5.9	%(1)
Operating expenses:
General and administrative	18,719,000	(6,848,000)	(4)	11,871,000
Sales and marketing	5,423,000	(747,000)	(5)	4,676,000
Research and development	698,000	-		698,000
Impairment of goodwill and intangible assets	84,686,000	(84,686,000)		-
Total operating expenses	109,526,000	(92,281,000)		17,245,000
Operating income (loss)	(123,139,000)	97,011,000		(26,128,000)
Interest expense, net	12,082,000	(5,182,000)	(6)	6,900,000	(B)
Income (loss) before income tax expense (benefit)	(135,221,000)	102,193,000		(33,028,000)
Income tax expense (benefit)	39,000	-	(7)	39,000	(B)
Net income (loss)	$(135,260,000)	$102,193,000		$(33,067,000	) (A)
Undercar product lines not supported				7,115,000	(8)
Net income (loss) - Adjusted				$(25,952,000)

Diluted net income (loss) per share				$(2.31)
Undercar product lines not supported				$0.50	(8)
Diluted net income (loss) per share - Adjusted				$(1.81)
Weighted average number of shares outstanding:
Diluted				14,327,310
Depreciation and amortization				2,436,000	(B)
Adjusted EBITDA - Sum of (A) and (B)				$(23,692,000)
Undercar product lines not supported				7,115,000
Adjusted EBITDA total				$(16,577,000)

(1)   Adjusted further for the impact on gross margins from the loss from Undercar product lines not supported of 4.7%, total gross margin would have been negative (1.2%) for the Undercar product line segment.

(2) Contractual customer penalties/unique customer allowances	4,587,000
Stock adjustment - sales/warranty adjustment	2,390,000
Core revenue - discontinued customer	(50,783,000)
Total	(43,806,000)

(3) Third-party warehouse exit termination fees	1,402,000
Severance	1,272,000
Unusual inventory purchases and freight expenses	512,000
Stock adjustment - cost of goods sold	(2,285,000)
Inventory obsolescence/write-down/inefficiency	15,986,000
Core cost of revenue - discontinued customer	31,649,000
Total	48,536,000

(4) Financing, severance, professional and other fees	6,824,000
Share-based compensation expense	24,000
Total	6,848,000

(5) Severance	747,000
(6)   Intersegment interest expense for the Undercar product line segment is $5,182,000.
(7)   Tax effected for Undercar product line at 0% tax rate.
(8)   Certain Undercar product lines not supported resulted in a loss for the period from April 1, 2012 to March 31, 2013 of $7,115,000 - ($0.50) per share.

Reconciliation of Non-GAAP Financial Measures	Exhibit 5

	Three months ended March 31, 2013 (Unaudited)
				Adjusted
	As Reported			Rotating
	Rotating	Adjustment		Electrical
Income statement	Electrical	(Non-GAAP)		(Non-GAAP)

Net sales	$58,042,000	$-		$58,042,000
Cost of goods sold	39,942,000	-		39,942,000
Gross profit	18,100,000	-		18,100,000
Gross margin	31.2%			31.2%
Operating expenses:
General and administrative	88,448,000	(82,412,000)	(1)	6,036,000
Sales and marketing	1,811,000	-		1,811,000
Research and development	588,000	(75,000)	(2)	513,000
Total operating expenses	90,847,000	(82,487,000)		8,360,000
Operating income (loss)	(72,747,000)	82,487,000		9,740,000
Interest expense, net	3,951,000	(170,000)	(3)	3,781,000	(B)
Income (loss) before income tax expense (benefit)	(76,698,000)	82,657,000		5,959,000
Income tax expense (benefit)	(27,996,000)	30,320,000	(4)	2,324,000	(B)
Net income (loss)	$(48,702,000)	$52,337,000		$3,635,000	(A)

Diluted net income per share				$0.26
Weighted average number of shares outstanding:
Diluted				14,131,232	(5)
Depreciation and amortization				712,000	(B)
Adjusted EBITDA - Sum of (A) and (B)				$10,452,000

(1) Financing, severance and other fees	1,402,000
Reserve for Fenco investment	81,795,000
Share-based compensation expense	93,000
Mark-to-market (gain)/loss	(878,000)
Total	82,412,000

(2) Consulting fees	75,000
(3)   Intersegment interest income from the Undercar product line segment is $1,513,000 offset by an adjustment for $1,683,000 for one-time bank interest charges related to Fenco.
(4)   Tax effected for Rotating Electrical at 39% tax rate.
(5)   Excludes the impact of 360,000 shares in connection with the consideration for the May 6, 2011 Fenco acquisition.

Reconciliation of Non-GAAP Financial Measures	Exhibit 6

	Twelve months ended March 31, 2013 (Unaudited)
				Adjusted
	As Reported			Rotating
	Rotating	Adjustment		Electrical
Income statement	Electrical	(Non-GAAP)		(Non-GAAP)

Net sales	$213,151,000	$-		$213,151,000
Cost of goods sold	143,810,000	-		143,810,000
Gross profit	69,341,000	-		69,341,000
Gross margin	32.5%			32.5%
Operating expenses:
General and administrative	107,602,000	(85,775,000)	(1)	21,827,000
Sales and marketing	7,290,000	-		7,290,000
Research and development	1,930,000	(75,000)	(2)	1,855,000
Total operating expenses	116,822,000	(85,850,000)		30,972,000
Operating income (loss)	(47,481,000)	85,850,000		38,369,000
Interest expense, net	12,324,000	3,499,000	(3)	15,823,000	(B)
Income (loss) before income tax expense (benefit)	(59,805,000)	82,351,000		22,546,000
Income tax expense (benefit)	(21,759,000)	30,552,000	(4)	8,793,000	(B)
Net income (loss)	$(38,046,000)	$51,799,000		$13,753,000	(A)

Diluted net income per share				$0.98
Weighted average number of shares outstanding:
Diluted				13,967,310	(5)
Depreciation and amortization				2,849,000	(B)
Adjusted EBITDA - Sum of (A) and (B)				$41,218,000

(1) Financing, severance and other fees	3,384,000
Reserve for Fenco investment	81,795,000
Share-based compensation expense	1,010,000
Mark-to-market (gain)/loss	(414,000)
Total	85,775,000

(2) Consulting fees	75,000
(3)   Intersegment interest income from the Undercar product line segment is $5,182,000 offset by an adjustment for $1,683,000 for one-time bank interest charges related to Fenco.
(4)   Tax effected for Rotating Electrical at 39% tax rate.
(5)   Excludes the impact of 360,000 shares in connection with the consideration for the May 6, 2011 Fenco acquisition.

Reconciliation of Non-GAAP Financial Measures	Exhibit 7

	Three months ended March 31, 2012 (Unaudited)
				Adjusted
	As Reported			Rotating
	Rotating	Adjustment		Electrical
Income statement	Electrical	(Non-GAAP)		(Non-GAAP)

Net sales	$51,903,000			$51,903,000
Cost of goods sold	35,054,000			35,054,000
Gross profit	16,849,000	-		16,849,000
Gross margin	32.5%			32.5%
Operating expenses:
General and administrative	3,812,000	1,253,000	(1)	5,065,000
Sales and marketing	1,870,000			1,870,000
Research and development	495,000	-		495,000
Total operating expenses	6,177,000	1,253,000		7,430,000
Operating income	10,672,000	(1,253,000)		9,419,000
Interest expense, net	2,569,000	802,000	(2)	3,371,000	(B)
Income before income tax expense	8,103,000	(2,055,000)		6,048,000
Income tax expense	2,083,000	276,000	(3)	2,359,000	(B)
Net income	$6,020,000	$(2,331,000)		$3,689,000	(A)

Diluted net income per share				$0.30
Weighted average number of shares outstanding:
Diluted				12,278,948	(4)
Depreciation and amortization				832,000	(B)
Adjusted EBITDA - Sum of (A) and (B)				$10,251,000

(1) Fenco, financing, professional and other fees	(330,000)
Mark-to-market (gain)/loss	(923,000)
Total	(1,253,000)
(2)   Intersegment interest income from the Undercar product line segment is $802,000.
(3)   Tax effected for Rotating Electrical at 39% tax rate.
(4)   Excludes the impact of 360,000 shares in connection with the consideration for the May 6, 2011 Fenco acquisition.

Reconciliation of Non-GAAP Financial Measures	Exhibit 8

	Twelve months ended March 31, 2012 (Unaudited)
				Adjusted
	As Reported			Rotating
	Rotating	Adjustment		Electrical
Income statement	Electrical	(Non-GAAP)		(Non-GAAP)

Net sales	$180,404,000	$(1,853,000)	(1)	$178,551,000
Cost of goods sold	123,072,000	-		123,072,000
Gross profit	57,332,000	(1,853,000)		55,479,000
Gross margin	31.8%			31.1%
Operating expenses:
General and administrative	20,621,000	(2,970,000)	(2)	17,651,000
Sales and marketing	7,659,000	(238,000)	(3)	7,421,000
Research and development	1,765,000	-		1,765,000
Acquisition costs	713,000	(713,000)	(4)	-
Total operating expenses	30,758,000	(3,921,000)		26,837,000
Operating income	26,574,000	2,068,000		28,642,000
Interest expense, net	4,841,000	2,529,000	(5)	7,370,000	(B)
Income before income tax expense	21,733,000	(461,000)		21,272,000
Income tax expense	7,433,000	864,000	(6)	8,296,000	(B)
Net income	$14,300,000	$(1,325,000)		$12,976,000	(A)

Diluted net income per share				$1.04
Weighted average number of shares outstanding:
Diluted				12,429,756	(7)
Depreciation and amortization				3,466,000	(B)
Adjusted EBITDA - Sum of (A) and (B)				$32,108,000

(1) Intersegment revenue, net of cost of goods sold	1,853,000

(2) Fenco, financing, professional and other fees	2,494,000
Mark-to-market (gain)/loss	476,000
Total	2,970,000

(3) Fenco related sales and marketing expenses	238,000

(4) Fenco related acquisition costs	713,000
(5)   Intersegment interest income from the Undercar product line segment is $2,529,000
(6)   Tax effected for Rotating Electrical at 39% tax rate.
(7)   Excludes the impact of 324,590 shares in connection with the consideration for the May 6, 2011 Fenco acquisition.